SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                       FORM 8-K

                                    CURRENT REPORT


          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
                                         1934



          Date of Report (Date of Earliest Event Reported)  February 20,
                                                            -----------
          1998
          ----


                               AMERICAN ECO CORPORATION
                               ------------------------
                (Exact name of registrant as specified in its charter)



             ONTARIO, CANADA         0-10621                 52-1742490
            (State or other      (Commission File Number)  (IRS Employer
              jurisdiction of                              Identification
                                                            No.)

                        154 UNIVERSITY AVENUE
                            Toronto, Ontario                     M5H 3Y9
                    ------------------------------          --------------
               (Address of principal executive offices)     (zip code)


               Registrant's telephone number, including area code   -
          (416) 340-2727
          ----------------


                                 Not Applicable
             ------------------------------------------------------------
            (Former name or former address, if changed since last report)


          ITEM 5.  OTHER EVENTS.

               On February 20, 1998, American Eco Corporation (the "Company") and Dominion Bridge Corporation, a Delaware corporation ("Dominion Bridge"), entered into a non-binding letter of intent (the "Letter of Intent") which provides for (a) the purchase of $5.0 million of Dominion Bridge common stock by the Company (the "Dominion Bridge Stock Purchase"), (b) a working capital loan facility (the "Dominion Bridge Loan Facility") of up to $25.0 million to be provided by the Company to Dominion Bridge, (c) the engagement of the Company to provide certain management services to Dominion Bridge (the "Management Arrangement"), and (d) the acquisition by the Company of the business and assets of Dominion Bridge (the "Acquisition Transaction" and, collectively, the "Transactions"). The Dominion Bridge Stock Purchase was completed on February 20, 1998 and the Company and Dominion Bridge are currently negotiating the terms of definitive agreements which are intended to implement the other Transactions proposed in the letter of intent.

          Dominion Bridge Stock Purchase

               On February 20, 1998, the Company purchased in a private placement 1,923,077 units at a purchase price of $2.60 per unit. Each unit consisted of (a) one share of Dominion Bridge common stock (a total of 1,923,077 shares of Dominion Bridge common stock); and (b) 1/10 of a Dominion Bridge common stock purchase warrant (the "Warrants") (a total of 192,308 shares of Dominion Bridge common stock underlying the Warrants). Each whole Warrant entitles the Company to purchase one additional share of Dominion Bridge common stock at a purchase price of $3.00 per share (subject to customary anti-dilution provisions), exercisable through February 20, 2001. The Company has the right to require Dominion Bridge to register the purchased shares of Dominion Bridge common stock, as well as the shares of Dominion Bridge common stock underlying the Warrants under the Securities Act of 1933, as amended (the "Securities Act"); provided, however that
                                                   --------  -------
          Dominion Bridge is not required to commence such registration process unless and until the Company and Dominion Bridge terminate their negotiations (or any definitive agreement) with respect to the Acquisition Transaction.

               Immediately following the consummation of the Dominion Bridge Stock Purchase, Michael E. McGinnis, the Chairman, President and CEO of American Eco, was elected to serve on Dominion Bridge's Board of Directors for a term expiring in 1999 and on the Executive Committee thereof.

          Dominion Bridge Loan Facility

               Upon the execution of definitive agreements with respect to the Dominion Bridge Loan Facility, the Company will provide Dominion Bridge with a loan facility of up to $25.0 million. The specific amount that may be borrowed by Dominion Bridge pursuant to the Dominion Bridge Loan Facility will be determined by the Company and the Executive Committee of the Dominion Bridge Board of Directors based upon their mutual assessment of the working capital requirements of Dominion Bridge; provided, however, that
                                                   --------  -------
          American Eco and Dominion Bridge have agreed that a minimum of $10 million will be placed in trust by March 5, 1998 and funded under the Dominion Bridge Loan Facility by March 23, 1998.

               Outstanding borrowings under the Dominion Bridge Loan Facility will bear interest monthly at the rate of 9% per annum. As security for the loans to be made by the Company, Dominion Bridge will grant the Company a pledge and security interest in all of its properties and assets, subject only to the prior pledge and security interest granted by Dominion Bridge to The Bank of New York ("BNY") pursuant to Dominion Bridge's existing loan with BNY. All fees and costs borne by the Company in obtaining such funds will be passed-through to Dominion Bridge and will be included in, and deducted from, the amounts to be borrowed by Dominion Bridge under the Dominion Bridge Loan Facility.

               As part of the Dominion Bridge Loan Facility, Dominion Bridge will authorize the issuance to the Company of Warrants to purchase up to 10% of the outstanding shares of Dominion Bridge Common Stock as of the closing date of the Dominion Bridge Loan Facility, with the number of Warrants to be issued to be based, pro rata, upon the maximum amount of Dominion Bridge's outstanding borrowings under the Dominion Bridge Loan Facility during the term thereof, less pass-through costs.

               The final terms of the Dominion Bridge Loan Facility are subject to the outcome of discussions with BNY and the completion of definitive loan documentation.

          Management Arrangement

               Upon the execution of definitive agreements with respect to the Management Arrangement, the Company will provide Dominion Bridge with management services in connection with its ongoing, day-to-day operations. During the term of the Company's engagement, the Company will, subject to the general supervision and control of the Executive Committee of the Board of Directors of Dominion Bridge, furnish Dominion Bridge with the following management services: (i) financing and administrative support services, including oversight of collection of accounts receivable and payment of accounts payable; (ii) marketing administration and support services; (iii) human resources management; and (iv) oversight and administration of Dominion Bridge's operating units. In order to facilitate the provision of these services, the Chief Executive and Chief Financial Officers of the Company will be given responsibilities within Dominion Bridge's organization which are customarily performed by a corporation's Chief Executive and Chief Financial Officers, respectively.

               As compensation for the management services to be rendered by the Company to Dominion Bridge, Dominion Bridge will (i) pay to the Company a management fee of $100,000 per month, and (ii) reimburse the Company for all reasonable out-of-pocket expenses and disbursements incurred in rendering such services; provided,
                                                                 --------
          however, that (a) such management fee will be increased to
          -------
          $250,000 if the parties will terminate their discussions (and any definitive agreement) with respect to the Acquisition Transaction, and (b) such out-of-pocket expenses and disbursements will not include the hourly costs of the Company's personnel when engaged in performing the management services.

          Acquisition Transaction

               Upon consummation of the Acquisition Transaction, a wholly-owned subsidiary of the Company and Dominion Bridge will enter into a merger or other mutually acceptable transaction providing for the acquisition by the Company of the business and assets of Dominion Bridge. As consideration for the Acquisition Transaction, the Company will issue to the stockholders of Dominion Bridge 7-1/2% convertible subordinated notes (the "Convertible Notes") in the principal amount of $3.00 for each outstanding share of Dominion Bridge common stock as of the closing of the Acquisition Transaction, payable three years after the closing date of the Acquisition Transaction.

               The Convertible Notes will, at the option of the holder, be convertible into American Eco Common Shares at a conversion rate of $15.00 per share, subject to standard anti-dilution provisions, as follows: (i) commencing 180 days following the issuance date, one-third of each holder's Convertible Notes will be convertible, (ii) commencing 360 days following the issuance date, two-thirds of each holder's Convertible Notes will be convertible, and (iii) commencing 540 days following the issuance date, all of the Convertible Notes will be convertible. The Company will have the right to force conversion at a rate of $15.00 per share of American Eco Common Shares if the average closing price of American Eco Common Shares on the Nasdaq National Market will equal or exceed $16.00 per share for any twenty consecutive-day trading period, and the Convertible Notes are in good standing and not in arrears.

               Both the Convertible Notes and the underlying shares of American Eco Common Shares will be registered under the Securities Act and will be listed on the Nasdaq National Market or such national securities exchange or market system as such shares are then listed or traded, prior to the closing of the Acquisition Transaction.

               In connection with the Acquisition Transaction, Michel L. Marengere, the Chairman of the Board and Chief Executive Officer of Dominion Bridge, Nicolas Matossian, the President and Chief Operating Officer of Dominion Bridge, and Rene Amyot, a director of Dominion Bridge, will enter into employment, consulting and non-compete agreements which will provide for the retention of their services and the payment of certain commissions and signing bonuses upon consummation of the Acquisition Transaction and for a period of three years thereafter, subject to certain termination rights after six months as to Mr. Marengere. These agreements will replace the severance agreements which are currently in effect for Messrs. Marengere and Matossian.

               The consummation of the Acquisition Transaction will be subject, among other things, to the approval of the acquisition by the Board of Directors and shareholders of Dominion Bridge and the receipt of all consents, approvals, clearances and other authorizations necessary to consummate the acquisition, including
          (i) compliance with the Hart-Scott-Rodino Antitrust Improvements Act and the Australian Corporations Law; (ii) the consent of the Province of Quebec Finance Administration; and (iii) clearance by the U.S. Securities and Exchange Commission and any required Canadian authorities of definitive proxy material for the Dominion Bridge stockholders meeting and of the registration statement for the Convertible Notes (including receipt of any required valuation or fairness opinion); and (iv) the consent of the respective lenders of the Company and Dominion Bridge.

               Dominion Bridge currently owns 63% of the outstanding capital stock of McConnell Dowell Corporation Limited, an Australian corporation ("MDC"). Under the Australian Corporations law, American Eco's proposed acquisition of Dominion Bridge will be deemed to be an indirect downstream acquisition of MDC, subject to the requirements of the Australian takeover law. The Company has applied to the Australian Securities Commission for relief from the requirements of the Australian Corporations Law. Because the shares of MDC constitute a substantial part of the assets of Dominion Bridge, the relief granted by the Australian Securities Commission may be conditioned upon American Eco making an offer for the shares of MDC which it does not already own within a prescribed period after the completion of its acquisition of Dominion Bridge.

               The Letter of Intent provides that until April 6, 1998 (subject to the execution of definitive agreements for the Dominion Bridge Loan Facility and the Management Arrangement by March 23, 1998), Dominion Bridge will deal exclusively with American Eco with respect to the sale of the business and assets of Dominion Bridge. If Dominion Bridge fails to honor this exclusivity arrangement, American Eco may, under certain circumstances, be entitled to receive a fee of US $3.5 million.

               The specific terms of the Acquisition Transaction between Dominion Bridge and the Company will be included in a mutually acceptable acquisition agreement which will contain the provisions outlined above and such other terms, conditions and provisions customary for such a transaction.

          Effect of Letter of Intent

               The Letter of Intent provides that the parties will commence the negotiation of definitive agreements with respect to the Transactions immediately, with a view to their execution as soon as practicable, provided that if (a) any of the events set forth in the time schedule attached to the letter of intent are not completed by the deadlines provided for therein, (b) definitive agreements with respect to the Loan Transaction and the Management Arrangement are not executed on or prior to March 23, 1998, or (c) a definitive agreement with respect to the Acquisition Transaction is not executed on or prior to April 6, 1998, or, in each case, by such later date or dates as shall be mutually agreed to by the parties, the respective obligations of the parties will terminate and the letter of intent will be of no further force or effect, except with respect to certain specific matters set forth therein.

               The foregoing is a summary of the Transactions provided for in the Letter of Intent. For more complete information, reference is made to the exhibits hereto which include the Letter of Intent, the Securities Purchase Agreement, the Warrant Agreement and the Registration Rights Agreement.

          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           (C)  EXHIBITS.

           Exhibit
           Number   Description of Document
           -------  -----------------------
           10.1     Letter of Intent, dated February 20, 1998,
                    between American Eco Corporation and
                    Dominion Bridge Corporation.

           10.2     Securities Purchase Agreement, dated as of
                    February 20, 1998, between American Eco
                    Corporation and Dominion Bridge Corporation.

           10.3 Warrant Agreement, dated February 20, 1998, issued by Dominion Bridge Corporation.

           10.4     Registration Rights Agreement, dated as of
                    February 20, 1998, between American Eco
                    Corporation and Dominion Bridge Corporation.

           99.1     Press Release, dated February 26, 1998.

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          Date: February 27, 1998





                                   AMERICAN ECO CORPORATION




                                   By: /s/ Michael E. McGinnis
                                      -----------------------------------
                                      Name: Michael E. McGinnis
                                      Title: Chairman, President and CEO